Exhibit 25.1

                                                              SEC File No. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) |X|
                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                             95-3571558
         (State of incorporation                          (I.R.S. employer
       if not a U.S. national bank)                      identification no.)

   700 South Flower Street, Suite 500
        Los Angeles, California                                 90017
(Address of principal executive offices)                      (Zip code)
                           ---------------------------

                                  CONSECO, INC.
               (Exact name of obligor as specified in its charter)

               Delaware                                   75-3108137
   (State or other jurisdiction of                     (I.R.S. employer
    incorporation or organization)                     identification no.)

   11825 North Pennsylvania Street
           Carmel, Indiana                                   46032
(Address of principal executive offices)                   (Zip code)
                           ---------------------------

               3.50% Convertible Debentures due September 30, 2035
                       (Title of the indenture securities)
                           ---------------------------

     1. General information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                  ---------------------------------------------- -------------------------------------------

                                  Name                                    Address
                  ---------------------------------------------- -------------------------------------------
                       Comptroller of the Currency -             Washington, D.C. 20219
                       United States Department of the
                       Treasury

                       Federal Reserve Bank                      San Francisco, California 94105

                       Federal Deposit Insurance                 Washington, D.C. 20429
                       Corporation

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

     2.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

    16.   List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

          2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

          3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

          4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

          6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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


                                    SIGNATURE


          Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 8th day of November, 2005.


                                      THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                      By:  /s/ L. Garcia
                                           ------------------------------------
                                           L. Garcia
                                           Assistant Vice President

                                                                      EXHIBIT 7



                       Consolidated Report of Condition of

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017



          At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.





                                                                 Dollar Amounts

                                                                   in Thousands

ASSETS
------



Cash and balances due from

         depository institutions:

         Noninterest-bearing balances

           and currency and coin......................................    9,100

         Interest-bearing balances....................................        0

Securities:

         Held-to-maturity securities..................................       75

         Available-for-sale securities................................   57,298

Federal funds sold and securities

         purchased under agreements to resell:

         Federal funds sold ..........................................   19,000

         Securities purchased under agreements to resell..............   95,000

Loans and lease financing receivables:

         Loans and leases held for sale...............................        0

         Loans and leases,

           net of unearned income.....................................        0

         LESS: Allowance for loan and

           lease losses...............................................        0

         Loans and leases, net of unearned

           income and allowance ......................................        0

Trading assets........................................................        0

Premises and fixed assets (including

         capitalized leases)..........................................    3,876

Other real estate owned...............................................        0

Investments in unconsolidated

         subsidiaries and associated

         companies....................................................        0

Customers' liability to this bank

         on acceptances outstanding...................................        0

Intangible assets:

      Goodwill   .....................................................  240,005

      Other Intangible Assets ........................................   17,839

Other assets..........................................................   34,344
                                                                       --------

Total assets.......................................................... $476,537
                                                                       ========

LIABILITIES
-----------



Deposits:

         In domestic offices..........................................    7,502
                                                                       --------

         Noninterest-bearing..........................................    7,502
                                                                       --------

         Interest-bearing.............................................        0

Not applicable

Federal funds purchased and securities

         sold under agreements to repurchase:

         Federal funds purchased......................................        0

         Securities sold under agreements to repurchase...............        0

Trading liabilities...................................................        0

Other borrowed money:

         (includes mortgage indebtedness

         and obligations under capitalized

         leases)......................................................   58,000

Not applicable

Bank's liability on acceptances

           executed and outstanding...................................        0

Subordinated notes and debentures.....................................        0

Other liabilities.....................................................   51,452
                                                                       --------

Total liabilities..................................................... $116,954
                                                                       ========

Minority interest in consolidated subsidiaries........................        0

EQUITY CAPITAL
--------------



Perpetual preferred stock and related surplus.........................        0
Common stock..........................................................    1,000

Surplus...............................................................  294,125

Retained earnings.....................................................   64,622

Accumulated other comprehensive

         income.......................................................     (164)
                                                                       --------

Other equity capital components.......................................        0
                                                                       --------

Total equity capital.................................................. $359,583
                                                                       --------

Total liabilities, minority interest, and equity capital.............. $476,537
                                                                       ========





          I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



          Thomas J. Mastro    ) Comptroller





          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.





          Richard G. Jackson  )

          Nicholas C. English ) Directors

          Karen B. Shupenko   )


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